# BMNR is Building the World's Premier Ethereum Treasury

A category-defining digital asset platform focused on increasing ETH held per share while strengthening the Ethereum ecosystem through strategic treasury management and native protocol participation

The Alchemy Of 5%

# Disclaimers

**General**

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

**Forward-Looking Statements**

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

**No Offer or Solicitation**

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

**Third-Party Information**

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

**Trademarks and Copyrights**

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

# Table of Contents

# 01 Introduction

# Our Mission + Philosophy

Our goal is to increase shareholder value by acquiring ETH in our treasury and increasing the ETH held per share and to achieve a 5% stake in the Ethereum network

Ethereum may see exponential growth driven by the “ChatGPT” moment in crypto as stablecoins have seen exponential adoption, leading to Wall Street tokening assets onto the blockchain

The majority of these “real world assets” are on the Ethereum blockchain, making the ETH token valuable

The competitive return of Microstrategy (ticker $MSTR) versus Bitcoin over similar timeframes show a crypto treasury stock can be an attractive alternative to owning the crypto token or ETF outright, because an ETH treasury vehicle can unlock growth and utility that owning ETH outright doesn't capture

# The BitMine Story - Exponential Growth


ethereum

**$0**
*Mining Equipment*
*February 2025*

**$15MM**
*Bitcoin*
*June 2025*

**$250MM**
*Ethereum*
*July 2025*

**$8,985MM**
*Crypto + Treasury Cash*
*Present*

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

# Our Partners in Exponential Growth

MOZAYYX

PANTERA

kraken

FOUNDERS FUND

GSR

FALCONX

DCG

galaxy

# We Study The Greats ...



**1. Customer Obsession**
*Steve Jobs - Creator*



**2. Great Art = Alchemy**
*Leonardo Da Vinci - Artist*



**3. Innovate Relentlessly**
*Nikola Tesla - Inventor*

# ... To Deliver Shareholder Value

**BitMine = n / 1**

| People | Partners | Structure | Scale | Tactics | Mission |
|---|---|---|---|---|---|
| Tom Lee<br>+ Elite crypto native & tradfi | Kraken<br>FalconX<br>Galaxy | Hold ETH in Treasury | Largest ETH DAT | Safe, Secure, Compliant | **5% of ETH** |



# Led by Our Chairman

## Thomas J. Lee, CFA

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat Global Advisors. He is an accomplished Wall Street strategist with over 25 years of experience in equity research, and has been top ranked by Institutional Investor every year since 1998.

Prior to founding Fundstrat, Mr. Lee was at J.P. Morgan from 1999 to 2014 and served as Chief Equity Strategist from 2007 to 2014. Previously served as Managing Director at Salomon Smith Barney. Mr. Lee graduated from the undergraduate program at the Wharton School, University of Pennsylvania.

# 02
# The Ethereum Macro Supercycle

# In 1971,
# USD went “fully synthetic”

FEDERAL RESERVE HISTORY

August 1971

# Nixon Ends Convertibility of U.S. Dollars to Gold and Announces Wage/Price Controls

**August 1971**

With inflation on the rise and a gold run looming, President Richard Nixon's team enacted a plan that ended dollar convertibility to gold and implemented wage and price controls, which soon brought an end to the Bretton Woods System.

# In 1971, the USD became fully “synthetic”


THE UNITED STATES OF AMERICA
ONE DOLLAR

***US financial system innovation born***

**Find**
**Store of value**


GOLD
GOLD
GOLD

**Gold**

**Create market for “synthetic dollar”**



**Wall Street**

# Wall Street innovation exploded in 15 years post-1971


Synthetic dollar
1971
Money Market funds
late 1971
Currency futures
1972
Debit *cards*
1978
Mortgage Backed securities
late 70s
Currency swaps
1981
Interest rate swaps
1981
S&P 500 Index futures
1982
Zero-coupon bonds
1983
CDOs
1987
Exchange traded funds
1989

Souce: Fundstrat

# Financial institutions **7 of the top 30** largest cos in the world

| Rank | Name | Market Cap |
|---|---|---|
| 1 | NVIDIA<br>NVDA | $4.247 T |
| 2 | Microsoft<br>MSFT | $3.766 T |
| 3 | Apple<br>AAPL | $3.445 T |
| 4 | Alphabet (Google)<br>GOOG | $2.577 T |
| 5 | Amazon<br>AMZN | $2.442 T |
| 6 | Meta Platforms (Facebook)<br>META | $1.855 T |
| 7 | Saudi Aramco<br>2222.SR | $1.527 T |
| 8 | Broadcom<br>AVGO | $1.398 T |
| 9 | TSMC<br>TSM | $1.197 T |
| ^1 10 | BH Berkshire Hathaway<br>BRK-B | $1.084 T |
| 11 | Tesla<br>TSLA | $1.076 T |
| 12 | JPM JPMorgan Chase<br>JPM | $828.82 B |
| 13 | Walmart<br>WMT | $773.94 B |
| 14 | Tencent<br>TCEHY | $706.37 B |
| 15 | VISA Visa<br>V | $682.78 B |
| 16 | Eli Lilly<br>LLY | $656.72 B |
| 17 | Oracle<br>ORCL | $635.16 B |
| 18 | Mastercard<br>MA | $538.14 B |
| 19 | Netflix<br>NFLX | $513.41 B |
| 20 | Exxon Mobil<br>XOM | $487.24 B |
| 21 | J&J Johnson & Johnson<br>JNJ | $426.68 B |
| 22 | Costco<br>COST | $418.34 B |
| 23 | Home Depot<br>HD | $404.89 B |
| 24 | Bank of America<br>BAC | $375.82 B |
| 2 25 | Palantir<br>PLTR | $371.76 B |
| 26 | AbbVie<br>ABBV | $371.68 B |
| 2 27 | Procter & Gamble<br>PG | $367.84 B |
| 28 | ICBC<br>1398.HK | $340.94 B |
| 29 | Agricultural Bank of China<br>601288.SS | $335.32 B |
| 30 | Samsung<br>005930.KS | $329.98 B |

Souce: Coinmarket Cap

# Ethereum having its “1971” moment

# Ethereum having its "1971" moment

## Real world assets becoming "synthetic" (tokenized)

# The GENIUS Act Sets The Stage for a Stablecoin Boom

Opens a new frontier for crypto innovation by establishing a clear federal regulatory framework while preserving a strong state pathway for stablecoin issuance. Defines a payment stablecoin as a digital asset used for payment or settlement that is pegged to a fixed monetary value.

Aims to improve transaction efficiency, expand financial inclusion, and strengthen the dollar's supremacy as the world reserve currency by driving demand for U.S. Treasuries.

Establishes clear procedures for institutions seeking licenses to issue stablecoins. Implements reserve requirements and light-touch, tailored regulatory standards for stablecoin issuers. Applies the Federal Reserve's regulatory framework to depository institutions and the Office of the Comptroller of the Currency's framework for non-bank issuers of more than $10 billion in stablecoins.

Allows state regulation for issuers with less than $10 billion in market capitalization. Provides a waiver process for issuers exceeding the $10 billion threshold to remain state-regulated. Establishes supervisory, examination, and enforcement regimes with clear limitations.

# SEC Project Crypto: Moving Wall Street onto Blockchain

The SEC unveiled "Project Crypto" in July 2025 under Chairman Paul Atkins Igniting a pro-crypto era by committing to modernize securities regulations, drive blockchain adoption across Wall Street, and position the U.S. as the undisputed leader in digital finance innovation.

The  initiative seeks to overhaul outdated rules to unleash crypto's potential. Providing crystal-clear regulatory guidance on applying securities laws to digital assets, empowering trading venues to integrate blockchain technology and bring traditional financial markets fully "on chain."

Move Wall Street onto the blockchain: By prioritizing tokenized assets, smart contract frameworks, and on-chain trading, custody, and issuance, Project Crypto is set to transform Wall Street into a blockchain-powered powerhouse, fostering a unified ecosystem where crypto and traditional finance thrive together.

Streamline innovation : Through a dedicated Crypto Task Force, nationwide stakeholder roundtables, and close collaboration with the CFTC, the project is already unlocking exciting opportunities like enhanced staking for investors, Ethereum-based investments, and a "Reg-Super App" for broker-dealers to offer comprehensive crypto services, accelerating America's ascent as a crypto superpower.

# In 2025, real world becoming "digital"

**2025**

***Wall Street building here***

**Find "Digital" Store of value**

**Bitcoin**

**Create market for "digital assets"**

**Ethereum**

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

# Wall Street to innovate on the blockchain next 10-15 years


2025
Stablecoins
Tokenize Equities
Tokenize Credit
Tokenize Real estate
Monetize Reputation
Monetize Intellectual property
Modernize data collection
Monetize royalties
Monetize loyalty programs
Verify agentic AI
Proof of humanity

Souce: Fundstrat

# Ethereum's **ChatGPT** Moment = Widespread Use Cases in Development by US Corporates


6,405.00
4,800.00
4,695.00
ETHUSD
3,746.43
2,985.00
2,360.00
1,730.00
405.0000
330.0000
240.0000
150.0000
130.0000
100.0000
70.0000
2020
2021
2022
2023
2024
2025
2026
FINANCE
Jamie Dimon says JPMorgan Chase will get involved in stablecoins as fintech threat looms
PUBLISHED TUE, JUL 15 2025-11:48 AM EDT | UPDATED TUE, JUL 15 2025-2:15 PM EDT
Hugh Son
SHARE
Goldman and BNY Team Up to Tokenize Money-Market Funds
Banking giants join growing list of traditional financial firms seeking to bring crypto technology to assets ranging from stocks and investment funds to commodities
By Vicky Ge Huang Follow
July 23, 2025 3:37 pm ET
CRYPTO WORLD
Robinhood gives out tokens of OpenAI and SpaceX in Europe. Stock hits record
PUBLISHED MON, JUN 30 2025-1:11 PM EDT | UPDATED TUE, JUL 1 2025-8:02 AM EDT
MacKenzie Sigalos
SHARE
Walmart and Amazon Are Exploring Issuing Their Own Stablecoins
Corporate coins could take payments activity away from banks and the traditional financial system
By Gina Heeb Follow, AnnaMaria Andriotis Follow and Josh Dawsey Follow
Updated June 13, 2025 4:51 pm ET

# STABLECOINS: Treasury Sec. Bessent sees multi-trillion market



**Treasury Secretary Scott Bessent**
@SecScottBessent

Recent reporting projects that stablecoins could grow into a $3.7 trillion market by the end of the decade. That scenario becomes more likely with passage of the GENIUS Act.

A thriving stablecoin ecosystem will drive demand from the private sector for US Treasuries, which back stablecoins. This newfound demand could lower government borrowing costs and help rein in the national debt. It could also onramp millions of new users—across the globe—to the dollar-based digital asset economy.

It's a win-win-win for everyone involved:
✅ The private sector
✅ The Treasury
✅ Consumers

These are the fruits of smart, pro-innovation legislation.

1:30 PM · Jun 17, 2025 · **2.1M** Views

Souce: X.com

# Ethereum: majority of stablecoin creations happening

**AdrianoFeria.eth**
@AdrianoFeria

Ethereum just added about $6.3B of stablecoins in the past 7 days.

That's equivalent to:

1. More than half of all the stablecoins Solana has managed to capture in over 5 years.

2. More than the entire stablecoin supply on Hyperliquid.

3. About 35 times the amount of stablecoins circulating on Ripple.

There is no contest, Ethereum is the internet of finance.

**Token Terminal**
@tokenterminal

🚨 BREAKING: The stablecoin supply on @ethereum surpasses $160 billion, marking an all-time high.

The supply has more than doubled from January '24 levels. 🤯

**The stablecoin supply on Ethereum surpasses $160 billion, marking an all-time high**

The supply has more than doubled from January '24 levels

Souce: X.com

# Real-World Use Cases Are Expanding for ETH...


Tokenized Asset Value by Network ($M)
$15,000
$10,000
$5,000
$0
1/1/21
1/1/22
1/1/23
1/1/24
1/1/25
Ethereum
ZKsync Era
Stellar
Aptos
Solana
Other

Source: rwa.xyz

# Ethereum is also where AI to be building on blockchain


Coin Bureau
@coinbureau

🚨ETH'S ENTERING ITS "2017 BITCOIN" MOMENT!

Tom Lee says $ETH could be on the verge of its own 120x run as regulation opens doors, Wall Street's stablecoins piles in, and AI converges with crypto ALL on #Ethereum!⛓️

Also, it's the *second largest* blockchain!🚀

6:30 AM · Aug 11, 2025 · **114.2K** Views

197 273 1.3K 132

Souce: X.com

COINTELEGRAPH
The future of money



Martin Young
Apr 15, 2025

# Ethereum could be AI’s key to decentralization, says former core dev

According to Eric Conner, former Ethereum core developer, the blockchain network offers a robust framework for ethical AI by combining transparency through verifiable smart contracts, decentralization to counteract Big Tech monopolies, incentive alignment via token economies, and integrated micropayment systems.

“There is a huge opportunity for **Ethereum to become a decentralized partner in solving current problems with artificial intelligence platforms**” says Connor

# Ethereum is Productive...

*One way to think about ETH's "digital utility" is in terms of how oil (ETH) functions as a productive asset versus gold (BTC) as an inert store of value*

+ Ethereum's function as digital oil is integral to its ecosystem
+ By enabling computations on its blockchain, Ethereum serves as the foundation for programmable finance and DeFi mechanisms
+ This utility makes it a critical component of the digital economy


The Bull Case for ETH
Digital Oil, Store of Value, and Global Reserve Asset for the Digital Economy
JUNE 2025

https://ethdigitaloil.com/

# ... As ETH Supply (Inflation) Tightens


ETH vs BTC: Supply Over Time
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
%YoY Change in Circulating Suppy
EIP-150
Byzantium
Constantinople
EIP-1559
The Merge
Halving
Halving
Halving
Jan 2015
Jul 2015
Jan 2016
Jul 2016
Jan 2017
Jul 2017
Jan 2018
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
Jan 2023
Jul 2023
Jan 2024
Jul 2024
Jan 2025
Jul 2025

# ...And the Market Rewards Productivity

## EXXON MOBIL (XOM): Case Study of Asset Valuation

For 28 years, XOM was the **top 5 largest in S&P 500**
...valued on a multiple of oil reserves or P/NAV

| | 1990 | 1991 | 1992 | 1993 | 1994 | 1995 | 1996 | 1997 | 1998 | 1999 | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1) | IBM | XOM | XOM | GE | GE | GE | GE | GE | MSFT | MSFT | GE | GE | MSFT | GE | GE | GE |
| 2) | XOM | MO | WMT | XOM | T* | T* | KO | KO | GE | GE | XOM | MSFT | GE | MSFT | XOM | XOM |
| 3) | GE | WMT | GE | T* | XOM | XOM | XOM | MSFT | INTC | CSCO | PFE | XOM | XOM | XOM | MSFT | MSFT |
| 4) | MO | GE | MO | KO | KO | KO | INTC | XOM | WMT | WMT | CSCO | C | WMT | PFE | C | C |
| 5) | BMY | MRK | T* | WMT | MO | MRK | MSFT | MRK | XOM | INTC | C | WMT | PFE | C | WMT | PG |
| 6) | MRK | KO | KO | MO | WMT | MO | MRK | C | MRK | LU | WMT | PFE | C | WMT | PFE | WMT |
| 7) | WMT | T* | MRK | MRK | MRK | PG | MO | INTC | IBM | PFE | MSFT | INTC | JNJ | INTC | BAC | BAC |
| 8) | T* | IBM | PG | GM | IBM | JNJ | IBM | MO | LU | XOM | AIG | IBM | AIG | AIG | JNJ | JNJ |
| 9) | KO | BMY | BMY | PG | PG | MSFT | PG | PG | KO | IBM | MRK | AIG | IBM | CSCO | AIG | AIG |
| 10) | PG | CI | JNJ | GTE | DD | WMT | T* | IBM | PFE | C | INTC | JNJ | MRK | IBM | IBM | PFE |
| 11) | CI | JNJ | PEP | IBM | MSFT | IBM | JNJ | T* | CSCO | AIG | ORCL | TWX | PG | JNJ | INTC | MO |
| 12) | AMO | PG | GTE | DD | JNJ | INTC | BMY | BAC | BMY | TWX | T | MRK | KO | PG | PG | INTC |
| 13) | BLS | DD | DD | PEP | MOC | MOC | PFE | PFE | T* | T | KO | CSCO | VZ | KO | JPM | JPM |
| 14) | CVX | GTE | IBM | MOC | GM | PEP | DD | BMY | WCOM | T* | IBM | T | BAC | BAC | CSCO | IBM |
| 15) | DD | ABT | ABT | F | AIG | AIG | WMT | WMT | MO | ORCL | JNJ | VZ | INTC | MO | MO | CVX |
| 16) | JNJ | PFE | MOC | BMY | F | BMY | HPQ | JNJ | PG | HD | EMC | HD | CSCO | MRK | VZ | CSCO |
| 17) | MOC | MOC | BLS | BLS | BMY | BLS | AIG | LLY | JNJ | MRK | BMY | JCI | T | WFC | CVX | WFC |
| 18) | VZ | PEP | AIG | JNJ | AMO | HPQ | C* | AIG | C | WCOM | VZ | KO | MO | VZ | WFC | PEP |
| 19) | GM | WYE | AMO | CVX | GTE | GTE | MOC | VZ | T | PG | RDPL | RDPL | WFC | CVX | DELL | AMGN |
| 20) | PEP | BLS | PFE | AIG | CVX | PFE | DIS | DD | BAC | KO | HD | PG | PEP | DELL | KO | T |

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1) | XOM | XOM | XOM | XOM | XOM | XOM | AAPL | AAPL | AAPL | AAPL | AAPL | AAPL | MSFT | AAPL | AAPL |
| 2) | GE | GE | WMT | MSFT | AAPL | AAPL | XOM | XOM | XOM | GOOG | GOOG | GOOG | AAPL | MSFT | MSFT |
| 3) | MSFT | MSFT | PG | WMT | MSFT | MSFT | GOOG | GOOG | MSFT | MSFT | MSFT | MSFT | AMZN | GOOG | AMZN |
| 4) | C | T | MSFT | GOOG | BRK/B | IBM | WMT | MSFT | BRK/B | BRK/B | BRK/B | AMZN | GOOG | AMZN | GOOG |
| 5) | BAC | PG | GE | AAPL | GE | CVX | MSFT | BRK/B | GOOG | XOM | XOM | FB | BRK/B | FB | FB |
| 6) | PG | GOOG | T | JNJ | WMT | GOOG | BRK/B | GE | JNJ | AMZN | AMZN | BRK/B | FB | BRK/B | TSLA |
| 7) | WMT | CVX | JNJ | PG | GOOG | WMT | GE | JNJ | WFC | FB | FB | JNJ | JNJ | JPM | BRK/B |
| 8) | JNJ | JNJ | CVX | IBM | CVX | BRK/B | IBM | WMT | WMT | GE | JNJ | JPM | JPM | JNJ | V |
| 9) | PFE | WMT | PFE | JPM | IBM | GE | CVX | CVX | GE | JNJ | JPM | XOM | V | V | JNJ |
| 10) | AIG | BAC | JPM | T | PG | PG | JNJ | WFC | PG | WFC | GE | BAC | XOM | WMT | WMT |
| 11) | MO | AAPL | IBM | GE | T | T | T | PG | JPM | JPM | WFC | WFC | WMT | BAC | JPM |
| 12) | JPM | CSCO | WFC | CVX | JNJ | JNJ | PG | JPM | FB | PG | T | WMT | PFE | PG | MA |
| 13) | CSCO | MO | KO | BAC | JPM | PFE | PFE | IBM | CVX | T | PG | V | BAC | MA | PG |
| 14) | CVX | INTC | GOOG | PFE | WFC | KO | WFC | PFE | ORCL | PFE | BAC | T | UNH | XOM | UNH |
| 15) | IBM | PFE | VZ | WFC | ORCL | WFC | JPM | T | PFE | WMT | CVX | CVX | VZ | T | DIS |
| 16) | GOOG | IBM | CSCO | CSCO | KO | PM | KO | AMZN | VZ | VZ | VZ | PG | PG | UNH | NVDA |
| 17) | T | AIG | ORCL | KO | PFE | ORCL | ORCL | KO | BAC | KO | WMT | HD | WFC | DIS | HD |
| 18) | WFC | C | PM | ORCL | C | JPM | PM | ORCL | KO | BAC | PFE | INTC | INTC | INTC | PYPL |
| 19) | COP | JPM | HPQ | HPQ | BAC | INTC | BAC | BAC | INTC | DIS | V | VZ | CVX | VZ | BAC |
| 20) | INTC | KO | PEP | INTC | INTC | MRK | MRK | C | T | V | KO | PFE | T | HD | VZ |

**Top 5**

# 03
# Ethereum Network Value

# The bigger the base, the bigger the breakout


???
$4,866
$1,385
$90
6000
4354
2000
1000
600
400
200
100
60
Log
XET-USD Cross Rate - Last Price
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 31DEC2011-31AUG2025
Copyright© 2025 Bloomberg Finance L.P.
30-Aug-2025 18:35:02

Souce: Bloomberg

# ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.04032
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04032
0.03000
0.02598
0.02000
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 18AUG2017-30AUG2025
Copyright© 2025 Bloomberg Finance L.P.
30-Aug-2025 20:37:27

Souce: Bloomberg and Fundstrat

# ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg (0.0479) | 2021 high (0.0873)

| BTC Price | 0.0239 | 0.0359 | 0.0479 | 0.0598 | 0.0873 | 0.1250 | 0.2500 | 0.3500 |
|---|---|---|---|---|---|---|---|---|
| 100,000 | 2,393 | 3,590 | 4,786 | 5,983 | 8,727 | 12,500 | 25,000 | 35,000 |
| 125,000 | 2,991 | 4,487 | 5,983 | 7,478 | 10,909 | 15,625 | 31,250 | 43,750 |
| 150,000 | 3,590 | 5,384 | 7,179 | 8,974 | 13,091 | 18,750 | 37,500 | 52,500 |
| 200,000 | 4,786 | 7,179 | 9,572 | 11,965 | 17,454 | 25,000 | 50,000 | 70,000 |
| 250,000 | 5,983 | 8,974 | **$11,965** | 14,956 | **$21,818** | 31,250 | 62,500 | 87,500 |
| 500,000 | 11,965 | 17,948 | 23,930 | 29,913 | 43,635 | 62,500 | 125,000 | 175,000 |
| 1,000,000 | 23,930 | 35,895 | 47,860 | 59,825 | 87,270 | 125,000 | 250,000 | 350,000 |

Souce: Fundstrat

Illustrative | For Discussion Purposes

# Potential Ethereum Network Value Summary

| | |
|---|---|
| **Estimated Replacement Cost Value** | **$4T** |
| **Estimated Payments Volume Value** | **$3T** |
| **Estimated ETH Value Sum** | **$7T**[1] |
| **Current ETH Value** | **$0.5T** |
| **Estimated ETH Value Potential** | **14x** |

**ETH ~$60k**
*(vs. $4.4k today)*

1. Hypothetical valuation frameworks applied to ETH network potential as shown on following slides
Note: ETH Network Share based on $3,700 ETH price and 120MM tokens = $444B

# US Banking System - Illustrative Replacement Cost

## Replacement Cost


~$4
T
1234 5678 9012 3456
12/24
CARDHOLDER

## Global Banking System - Valuation Framework

| | Opportunity |
|---|---|
| Top US Banks Market Cap (JPM, BAC, WFC, GS, C) | ~$2T |
| Share of Commercial Banking Assets | ~52% |
| Hypothetical Implied Value of US Banking System | ~$3.8T |
| **ETH Network TAM = US Banking System** | **~$3.8T** |

Source: nasdaq.com/market-activity/stocks/{ticker} and Fed H.8 data from Dec 2024.

# US Payment Rails - Illustrative Network Value

## Payments Volume


~$3 T

## Payments Volume - Valuation Framework

| | Opportunity |
|---|---|
| ACH + SWIFT Transaction Count | ~50B |
| VISA + Mastercard Transaction Count | ~400B |
| **Annual Transaction Count Volume[1]** | **~450B** |
| x ETH Gas Price (gwei) x Gas per ERC-20 Transaction[2] | ~65k (1.30 gwei x 50,000 gas) |
| x ETH Price | ~$3,700 |
| **= Potential ETH Network Revenue[3]** | **~$0.1T** |
| Multiple[4] | 30x |
| **ETH Payment Rails TAM = Transaction Fees x Multiple** | **~$3.0T** |

1. Transaction Volume: https://annualreport.visa.com/home/default.aspx, https://s25.q4cdn.com/479285134/files/doc_financials/2024/ar/MA-12-31-2024-10-K-as-filed-with-exhibits.pdf, https://www.nacha.org/news/same-day-ach-passes-major-milestone-2024-ach-network-shows-higher-growth, https://www.swift.com/news-events/news/ceos-annual-letter-shareholders
2. Gas Price: https://ycharts.com/indicators/ethereum_average_gas_price, Gas per ERC-20 Transaction: https://etherscan.io/gastracker#costTxAction
3. Full math: 450B x ((1.3 x 50,000) / 1B) x $3.7k = ~$108B. Note: gwei = 1 / 1,000,000,000 ETH. Current gas per ERC-20 Transaction = 65k, 50k used for long-term estimate
4. Based on Bloomberg forward P/E as of 7/25/2025 for V (32x) and MA (36x)

# ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg: 0.0479 | 2021 high: 0.0873 | ETH "payment rails": 0.2500

| BTC Price | 0.0239 | 0.0359 | 0.0479 | 0.0598 | 0.0873 | 0.1250 | 0.2500 | 0.3500 |
|---|---|---|---|---|---|---|---|---|
| 100,000 | 2,393 | 3,590 | 4,786 | 5,983 | 8,727 | 12,500 | 25,000 | 35,000 |
| 125,000 | 2,991 | 4,487 | 5,983 | 7,478 | 10,909 | 15,625 | 31,250 | 43,750 |
| 150,000 | 3,590 | 5,384 | 7,179 | 8,974 | 13,091 | 18,750 | 37,500 | 52,500 |
| 200,000 | 4,786 | 7,179 | 9,572 | 11,965 | 17,454 | 25,000 | 50,000 | 70,000 |
| 250,000 | 5,983 | 8,974 | 11,965 | 14,956 | 21,818 | 31,250 | **$62,500** | 87,500 |
| 500,000 | 11,965 | 17,948 | 23,930 | 29,913 | 43,635 | 62,500 | 125,000 | 175,000 |
| 1,000,000 | 23,930 | 35,895 | 47,860 | 59,825 | 87,270 | 125,000 | 250,000 | 350,000 |

Souce: Fundstrat

# Fundstrat's Mark Newton: ETH could reach $9k early January

**Mark Newton, Head of Technical Strategy**
**Fundstrat (on August 31,2025)**



"Ethereum remains bullish with regards to technical trend and momentum and further gains look likely in September which might run into October before a sharp pullback gets underway which might last into mid-November before a rally higher which **ETH could reach 9k into late January 2026**…

Taking additional measures to project based on the Aug 19th-Aug 24th move likely helps this to possibly reach 5550, so my thinking is, **an initial zone for Sept 7-10th might fall between 5500-5500…**

…Bottom line, targets are difficult, **but this weekly cycle remains bullish for ETHUSD over the next 5 months"**

Souce: Coinmarket Cap

# 04
# Digital Asset Treasury Fundamentals

# 5 ways to increase ETH per share

**01**

**Issue stock at a premium to the dollar value ETH held per share**

**02**

**Issue equity-linked securities to monetize the volatility embedded in both the stock and the underlying ETH held**

**03**

**Income from operations and invest into more ETH**

**04**

**Earn staking rewards and invest into more ETH**

**05**

**Acquire DAT trading at close to NAV of ETH held**

# ETH Treasury cos are crypto infrastructure businesses

**01**

**Ethereum is a proof of stake blockchain, so ETH Treasury companies secure the network**

**02**

**ETH generates a staking yield, effectively revenues for ETH Treasury companies**

**03**

**Staking secures the ETH network, hence providing enhanced network security**

**04**

**Stablecoin issuers, and those tokenizing real-world assets will want to stake ETH to similarly provide network security**

# Joe Lubin, Sharplink Chairman, sees Wall Street staking ETH


Joseph Lubin
@ethereumJoseph
Yes, **Wall Street will stake (ETH) because they currently pay for their infrastructure and Ethereum will replace much of the many siloed stacks they operate** on (e.g. JPMorgan probably operates on several siloed stacks from all of the banks they've acquired and absorbed over the years). They will need their heads fully in our game, because our game will be called ... Finance.
11:02 AM · Aug 30, 2025 · 202.3K Views
178
416
1.8K
479

Souce: Coinmarket Cap

# DAT Case: Microstrategy[1] Created A Roadmap

MSTR: a 35x return since Bitcoin pivot


$335
$13
8/11/20: "Bitcoin Pivot"
455.90
329.9824
700
600
500
400
300
200
100
80
70
60
50
40
30
20
10
Log
2020
2021
2022
2023
2024
2025
MSTR US Equity (MicroStrategy Inc) Daily 11AUG2020-16JUL2025
Copyright© 2025 Bloomberg Finance L.P.
26-Jul-2025 13:33:55

Since 2020 (start of DAT), MicroStrategy gain from **$13** to **$335**

1. with consent from Michael Saylor. DAT = digital asset treasury

# MSTR: Best performing large-cap since pivot to BTC DAT


Michael Saylor
@saylor
$MSTR is the #1 performing large-cap U.S. stock (out of ~1,400) since adopting the Bitcoin Standard.
Annualized Returns of Top US Public Stocks since Aug 10, 2020
93%
88%
83%
82%
81%
80%
74%
72%
71%
69%
Strategy
Innodata
GameStop
Sterling Infra
Modine
Dillard's
TSS
NVIDIA
Permian Resources
Super Micro Computer
Source: Bloomberg, annualized performance as of August 25, 2025. Includes U.S. equities with market capitalization >$250M, average daily trading volume >$50M, and listed as of August 10, 2020. Past performance is not indicative of future results.
Strategy
2:10 PM · Aug 26, 2025 · 519K Views

Souce: X.com

# Treasury Case Study: Driving 25x Total Return vs. Underlying Crypto Return of 10x

| | | Price at Treasury Start | End of 6 Months | Spot Price[1] | Price Increase |
|---|---|---|---|---|---|
| BTC | | $11k 8/11/2020 | $47k 2/11/2021 | $108k | 10x |
| MSTR | Strategy | $13.49 8/11/2020 | $100.99 2/11/2021 | $335.30 | 25x |

$MSTR price rise:

→ **10x** due to $BTC Bitcoin rising from $11k to $118k

→ **15x** implied due to treasury strategy

## Treasury strategies have the potential to drive excess gains over token price gains

1. Spot Price as of 3PM ET of 8/29/2025. Source: Bloomberg
Note: For illustrative purposes only. Not an indication of future returns.

# 05
# BMNR Financials & Strategy

# Bitmine is 2nd largest Crypto Treasury in the World


Total value of DAT ($million, log-scale)
MSTR $69,004
BMNR $8,979
MARA $5,525
CEP $4,748
SBET $3,756
BSTR $3,275
RIOT $2,099
MTPLF $2,072
COIN $1,895
DJT $1,637
ETHM $1,540
CLSK $1,386
TSLA $1,256
HUT $1,164
XYZ $948
GLXY $752
NXTT $636
NAKA $629
BTBT $540
SMLR $548
CCCMU $538
GME $514
CANG $511
ETHZ $456
EMPD $438
ADE GY $393
434 HK $397
SQNS $346
BTCS $312
Bitcoin
Ethereum

1. Spot Price as of 5PM ET of 8/31/2025. Source: Fundstrat
Note: For illustrative purposes only. Not an indication of future returns.

# Treasury Holdings Growth - BMNR vs MSTR Comparison


Strategy₿
68,067
241
204,800
102,400
51,200
25,600
12,800
6,400
3,200
1,600
800
400
200
DAT Holdings $Value ($ Million, Log scale)
2020
2021
2022
2023
2024
2025
MSTR

# Treasury Holdings Growth - BMNR vs MSTR Comparison



$8,979
BitMine
Strategy
8,912
407
$265
241
MSTR
BMNR
Treasury Holding Value ($M) - Log scale
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
Rebased Day 0 = Start of Crypto Treasury Strategy

# Treasury Holdings Growth - BMNR vs MSTR Comparison


Strategy₿
68,067
BitMine
$8,979
8,912
407
$265
241
MSTR
BMNR
Treasury Holding Value ($M) - Log scale
0
365
730
1,095
1,460
1,825
Rebased Day 0 = Start of Crypto Treasury Strategy

# BITMINE: One of most liquid stocks in the US equity markets

*For the week ending Aug 29*

| | Ticker | Name | Sector | Market Cap ($M) | 5D Avg Daily $ Volume ($M) |
|---|---|---|---|---|---|
| 1 | NVDA | NVIDIA Corp | Technology | $4,232,574 | $39,117 |
| 2 | TSLA | Tesla Inc | Discretionary | $1,076,881 | $26,066 |
| 3 | PLTR | Palantir Technologies Inc | Technology | $356,400 | $11,097 |
| 4 | MSFT | Microsoft Corp | Technology | $3,766,311 | $10,987 |
| 5 | AAPL | Apple Inc | Technology | $3,445,048 | $8,942 |
| 6 | AMD | Advanced Micro Devices Inc | Technology | $263,923 | $6,601 |
| 7 | GOOGL | Alphabet Inc | Comm. Services | $2,397,965 | $6,438 |
| 8 | AMZN | Amazon.com Inc | Discretionary | $2,442,265 | $5,958 |
| 9 | META | Meta Platforms Inc | Comm. Services | $1,602,213 | $5,885 |
| 10 | AVGO | Broadcom Inc | Technology | $1,398,765 | $5,701 |
| 11 | GOOG | Alphabet Inc | Comm. Services | $2,397,965 | $4,486 |
| 12 | SNOW | Snowflake Inc | Technology | $79,631 | $3,628 |
| 13 | UNH | UnitedHealth Group Inc | Health Care | $280,641 | $3,556 |
| 14 | MSTR | MicroStrategy Inc | Technology | $88,255 | $3,214 |
| 15 | LLY | Eli Lilly & Co | Health Care | $693,355 | $2,992 |
| 16 | HOOD | Robinhood Markets Inc | Financials | $80,515 | $2,983 |
| 17 | NFLX | Netflix Inc | Comm. Services | $513,417 | $2,836 |
| 18 | MDB | MongoDB Inc | Technology | $25,677 | $2,692 |
| 19 | CRWV | CoreWeave Inc | Technology | $38,173 | $2,613 |
| 20 | CRWD | Crowdstrike Holdings Inc | Technology | $106,330 | $2,475 |
| 21 | COST | Costco Wholesale Corp | Cons. Staples | $418,341 | $2,302 |
| **22** | **BMNR** | **Bitmine Immersion Te** | **Technology** | **$7,568** | **$2,297** |
| 23 | MRVL | Marvell Technology Inc | Technology | $54,202 | $2,291 |
| 24 | ORCL | Oracle Corp | Technology | $635,161 | $2,287 |
| 25 | INTC | Intel Corp | Technology | $106,580 | $2,226 |

*For the week ending Aug 29*

| | Ticker | Name | Sector | Market Cap ($M) | 5D Avg Daily $ Volume ($M) |
|---|---|---|---|---|---|
| 26 | APP | AppLovin Corp | Technology | $147,232 | $2,218 |
| 27 | COIN | Coinbase Global Inc | Financials | $65,525 | $2,145 |
| 28 | SOFI | SoFi Technologies Inc | Financials | $30,275 | $2,026 |
| 29 | OPEN | Opendoor Technologies Inc | Real Estate | $3,275 | $2,018 |
| 30 | V | Visa Inc | Financials | $597,563 | $1,967 |
| 31 | JPM | JPMorgan Chase & Co | Financials | $828,831 | $1,903 |
| 32 | BAC | Bank of America Corp | Financials | $375,829 | $1,839 |
| 33 | CRM | Salesforce Inc | Technology | $244,975 | $1,809 |
| 34 | NOW | ServiceNow Inc | Technology | $190,832 | $1,735 |
| 35 | WMT | Walmart Inc | Cons. Staples | $773,941 | $1,713 |
| 36 | MU | Micron Technology Inc | Technology | $133,187 | $1,680 |
| 37 | IBKR | Interactive Brokers Group Inc | Financials | $27,712 | $1,622 |
| 38 | XOM | Exxon Mobil Corp | Energy | $487,247 | $1,620 |
| 39 | AFRM | Affirm Holdings Inc | Financials | $25,204 | $1,520 |
| 40 | INTU | Intuit Inc | Technology | $186,058 | $1,501 |
| 41 | MA | Mastercard Inc | Financials | $534,138 | $1,482 |
| 42 | GEV | GE Vernova Inc | Industrials | $166,865 | $1,391 |
| 43 | UBER | Uber Technologies Inc | Industrials | $195,508 | $1,347 |
| 44 | PEP | PepsiCo Inc | Cons. Staples | $203,513 | $1,267 |
| 45 | HD | Home Depot Inc/The | Discretionary | $404,893 | $1,265 |
| 46 | JNJ | Johnson & Johnson | Health Care | $426,685 | $1,227 |
| 47 | RKLB | Rocket Lab Corp | Industrials | $23,445 | $1,219 |
| 48 | CVX | Chevron Corp | Energy | $328,811 | $1,213 |
| 49 | BA | Boeing Co/The | Industrials | $177,455 | $1,210 |
| 50 | PANW | Palo Alto Networks Inc | Technology | $127,167 | $1,173 |

# Roadmap - Looking Ahead



**Made in America Validator Network**



*Artwork and Culture*

ethereum foundation

*Governance and Technology*

**Community Participant**


ethereum

*Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"*

**BitMine MoonShots**


5%

**5% of the Ethereum Network**

# Thank You!